                                   EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4A



                         Statement to Certificateholders



                          Original              Prior

                          Face                  Principal

Class                     Value                 Balance                Interest            Principal            Total

-----------------------------------------------------------------------------------------------------------------------------


A                         650,000,000.00        353,548,878.33           824,947.38        10,393,920.69        11,218,868.07

A Certificate                          -                     -         1,172,324.67                    -         1,172,324.67



Totals                    650,000,000.00        353,548,878.33         1,997,272.05        10,393,920.69        12,391,192.74



                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current              Next

------------------------------------------------------------------------------------------------------------------------------

A                         -                     -                      343,154,957.64       2.800000%            2.630000%

A Certificate             -                     -                                   -              NA                   NA



Totals                    -                     -                      343,154,957.64



                                             Prior                                                                      Current

                                             Principal                                                                  Principal

Class                     CUSIP              Balance           Interest            Principal            Total           Balance

----------------------------------------------------------------------------------------------------------------------------------

A                         00755WGC4          543.921351        1.269150            15.990647            17.259797       527.930704

A Certificate                                  0.000000        1.803576             0.000000             1.803576         0.000000



Delinquent Loan Information:



                                                                                 90+ Days            Loans              Loans

                                      30-59                 60-89                excldg f/c,REO      in                 in

                                      Days                  Days                 & Bkrptcy           Bankruptcy         REO

------------------------------------------------------------------------------------------------------------------------------------

Trust A         Principal Balance     12,598,361.55         3,248,623.79         1,146,965.17        13,827,132.53      4,460,854.95

                % of Pool Balance          3.42439%             0.88302%             0.31176%             3.75838%          1.21251%

                Number of Loans                 211                   64                   20                  223                78

                % of Loans                 3.46583%             1.05125%             0.32852%             3.66294%          1.28121%



                                      Loans

                                      in

                                      Foreclosure

---------------------------------------------------

Trust A         Principal Balance     14,307,426.12

                % of Pool Balance          3.88893%

                Number of Loans                 251

                % of Loans                 4.12286%



General Mortgage Loan Information:

                                                                                                                     Trust A

                                                                                                                  --------------

Beginning Aggregate Mortgage Loan Balance                                                                         378,295,098.13

Prefunding                                                                                                                  0.00

Principal Reduction                                                                                                10,393,920.69

Ending Aggregate Mortgage Loan Balance                                                                            367,901,177.44



Beginning Aggregate Mortgage Loan Count                                                                                     6214

Ending Aggregate Mortgage Loan Count                                                                                        6088



Current Weighted Average Coupon Rate                                                                                   9.486487%

Next Weighted Average Coupon Rate                                                                                      9.487423%



Mortgage Loan Principal Reduction Information:

                                                                                                                     Trust A

                                                                                                                  --------------

Scheduled Principal                                                                                                   650,274.47

Curtailments                                                                                                          213,017.20

Prepayments                                                                                                         8,508,359.96

Repurchases                                                                                                                 0.00

Substitutions                                                                                                               0.00

Liquidation Proceeds                                                                                                1,022,269.06

Other Principal                                                                                                             0.00



Less: Realized Losses                                                                                                 720,017.18



Total Principal Reduction                                                                                          11,113,937.87



Servicer Information:

                                                                                                                     Trust A

                                                                                                                  --------------

Accrued Servicing Fee for the Current Period                                                                          157,622.96

Less: Amounts to Cover Interest Shortfalls                                                                              8,484.86

Less: Delinquent Service Fees                                                                                          49,025.20

Collected Servicing Fees for Current Period:                                                                          100,112.90



Advanced Principal                                                                                                           N/A

Advanced Interest                                                                                                     921,506.45



                                        Other                Scheduled            Interest         Available        Available Funds

                  Prepayment            Unscheduled          Principal            Carry            Funds Cap        Cap Carry

                  Principal             Principal            Distribution         Forward          Current          Forward

Class             Distributed           Distributed          Amount               Amount           Amount           Amount

-----------------------------------------------------------------------------------------------------------------------------------

Class A           8,508,359.96          1,235,286.26         9,673,903.51         -                -                -

                             -                     -                    -         -                -                -



Total             8,508,359.96          1,235,286.26         9,673,903.51         -                -                -





                 Applied

                 Realized Loss

                 Amount

------------------------------

Class A          -

                 -



Total            -




                                                                Prior                                                    Current

                      Has a              Remaining              Over-             Accelerated             Extra            Over

                  Trigger Event         Pre-Funded            Collateral           Principal            Principal       Collateral

                     Occurred             Amount                Amount            Distributed          Distributed        Amount

------------------------------------------------------------------------------------------------------------------------------------


Trust A                NO                  0.00              24,746,219.80         720,017.18              0.00        24,746,219.80



                    Specified               Over-

                      Over-               Collateral

                    Collateral              Deficit

                      Amount                Amount

----------------------------------------------------

Trust A           24,746,219.80             0.00



Trust A Insured Payment                                                                                                  0.00

Pool Rolling six month delinquency rate                                                                               4.81189

Pool Cumulative Realized Losses                                                                                 13,876,236.77

Book Value of REO loans                                                                                          5,639,634.06

Cumulative Number of Mortgage loans repurchased to date                                                                    11

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                        68,748.24

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                    0.00

Unremibursed Delinquent/Servicing Advances still Outstanding                                                             0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                             2,020,044.61



Principal Collected:                                                                    9,371,651.63



Insurance Proceeds Received:                                                                    0.00



Net Liquidation Proceeds:                                                                 302,251.88



Delinquency Advances on Mortgage Interest:                                                921,506.45



Delinquency Advances on Mortgage Principal                                                        NA



Repurchase and Substitution Amounts:                                                            0.00



Trust Termination Proceeds:                                                                     0.00



Investment Earnings on Note Account:                                                        3,107.75



Capitalized Interest Requirement:                                                               0.00



Capitalized Interest Fund Earnings                                                              0.00



Capitalized Interest Account                                                                    0.00



Investment Earnings on Pre-Funding Account                                                      0.00



Unreimbursed Delq/Servicing Advances Paid Back To CertificateHolders                               -



Sum of the Above Amounts:                                                                              12,618,562.32



LESS:



Servicing Fees (including PPIS):                                                          108,597.76



Non Recoverable Advance                                                                     9,237.95



Indenture Trustee Fees:                                                                     2,206.72



Owner Trustee Fees:                                                                           277.78



Insurance Premiums:                                                                        38,301.13



Reimbursement of Delinquency Advances/Servicing Advances                                   68,748.24



Total Reductions to Available Funds Amount:                                                               227,369.58



Total Available Funds:                                                                                                 12,391,192.74


                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4B



                         Statement to Certificateholders



                          Original              Prior

                          Face                  Principal

Class                     Value                 Balance                Interest             Principal            Total

------------------------------------------------------------------------------------------------------------------------------


B                         350,000,000.00        183,647,721.33           428,511.35         5,789,096.51         6,217,607.86

B Certificate                          -                     -           749,360.53                    -           749,360.53



Totals                    350,000,000.00        183,647,721.33         1,177,871.88         5,789,096.51         6,966,968.39



                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current              Next

-------------------------------------------------------------------------------------------------------------------------------

B                         -                     -                      177,858,624.82       2.800000%            2.630000%

B Certificate             -                     -                                   -              NA                   NA



Totals                    -                     -                      177,858,624.82



                                          Prior                                                                          Current

                                          Principal                                                                      Principal

Class                     CUSIP           Balance            Interest            Principal            Total              Balance

-----------------------------------------------------------------------------------------------------------------------------------

B                         00755WGD2       524.707775         1.224318            16.540276            17.764594          508.167499

B Certificate                               0.000000         1.152862             0.000000             1.152862            0.000000



Delinquent Loan Information:



                                                                               90+ Days           Loans               Loans

                                     30-59                60-89                excldg f/c,REO     in                  in

                                     Days                 Days                 & Bkrptcy          Bankruptcy          REO

-----------------------------------------------------------------------------------------------------------------------------------

Trust B        Principal Balance     5,173,330.80         1,488,038.58         610,781.94         9,155,935.87        2,862,574.98

               % of Pool Balance         2.62642%             0.75545%           0.31008%             4.64833%            1.45329%

               Number of Loans                 84                   21                 12                  133                  42

               % of Loans                3.09963%             0.77491%           0.44280%             4.90775%            1.54982%



                                     Loans

                                     in

                                     Foreclosure

-------------------------------------------------

Trust B        Principal Balance     6,129,431.10

               % of Pool Balance         3.11182%

               Number of Loans                118

               % of Loans                4.35424%



General Mortgage Loan Information:

                                                                                                                     Trust B

                                                                                                                  --------------

Beginning Aggregate Mortgage Loan Balance                                                                         203,499,396.56

Subsequent Mortgage Loans Added This Period                                                                                 0.00

Principal Reduction                                                                                                 6,526,802.13

Ending Aggregate Mortgage Loan Balance                                                                            196,972,594.43



Beginning Aggregate Mortgage Loan Count                                                                                    2,777

Ending Aggregate Mortgage Loan Count                                                                                       2,710



Current Weighted Average Coupon Rate                                                                                   9.464170%

Next Weighted Average Coupon Rate                                                                                      9.465485%



Mortgage Loan Principal Reduction Information:

                                                                                                                     Trust B

                                                                                                                  --------------

Scheduled Principal                                                                                                   287,609.65

Curtailments                                                                                                           41,987.69

Prepayments                                                                                                         5,515,309.31

Repurchases                                                                                                                 0.00

Substitutions                                                                                                               0.00

Liquidation Proceeds                                                                                                  681,895.48

Other Principal                                                                                                             0.00



Less: Realized Losses                                                                                                 377,061.70



Total Principal Reduction                                                                                           6,903,863.83



Servicer Information:

                                                                                                                     Trust B

                                                                                                                  --------------

Accrued Servicing Fee for the Current Period                                                                           84,791.42

Less: Amounts to Cover Interest Shortfalls                                                                              3,608.44

Less: Delinquent Service Fees                                                                                          25,473.42

Collected Servicing Fees for Current Period:                                                                           55,709.56



Advanced Principal                                                                                                           N/A

Advanced Interest                                                                                                     484,437.79




                                          Other              Scheduled            Interest        Available       Available Funds

                    Prepayment            Unscheduled        Principal            Carry           Funds Cap       Cap Carry

                    Principal             Principal          Distribution         Forward         Current         Forward

Class               Distributed           Distributed        Amount               Amount          Amount          Amount

------------------------------------------------------------------------------------------------------------------------------------


Class B             5,515,309.31          723,883.17         6,149,740.43         -               -               -

                               -                   -                    -         -               -               -



Total               5,515,309.31          723,883.17         6,149,740.43         -               -               -



                     Unpaid

                     Realized Loss

                     Amount

----------------------------------

Class B              -

                     -



                       Has a                Remaining            Over-            Accelerated          Extra             Over

                   Trigger Event           Pre-Funded          Collateral          Principal         Principal        Collateral

                      Occurred               Amount              Amount           Distributed       Distributed         Amount

---------------------------------------------------------------------------------------------------------------------------------

Trust B                 NO                    0.00           13,324,873.10         377,061.70           0.00         13,324,873.10



                     Specified               Over-

                       Over-               Collateral

                     Collateral              Deficit

                       Amount                Amount

-----------------------------------------------------

Trust B            13,324,873.10              0.00



Trust B Insured Payment                                                                                                 0.00

Pool Rolling six month delinquency rate                                                                             4.809383

Pool Cumulative Realized Losses                                                                                 8,646,757.13

Book Value of REO loans                                                                                         3,594,964.59

Cumulative Number of Mortgage loans repurchased to date                                                                    8

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                       36,023.06

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                   0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                            0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                               1,095,049.58



Principal Collected:                                                                      5,844,906.65



Insurance Proceeds Received:                                                                      0.00



Net Liquidation Proceeds:                                                                   304,833.78



Delinquency Advances on Mortgage Interest:                                                  484,437.79



Delinquency Advances on Mortgage Principal                                                          NA



Repurchase and Substitution Amounts:                                                              0.00



Trust Termination Proceeds:                                                                       0.00



Investment Earnings on Note Account:                                                          1,271.84



Capitalized Interest Requirement:                                                                 0.00



Capitalized Interest Account  Earnings                                                            0.00



Capitalized Interest Account                                                                      0.00



Reversal of Realized Loss Amount                                                                  0.00



Unreimbursed Delq/Servicing Advances Paid Back To Certificateholders                              0.00



Sum of the Above Amounts:                                                                               7,730,499.64



LESS:



Servicing Fees (including PPIS):                                                             59,318.00



Non-Recoverable Advance                                                                       3,699.11



Indenture Trustee Fees:                                                                       1,187.08



Owner Trustee Fees:                                                                             277.78



Insurance Premiums:                                                                          20,602.24



Reimbursement of Delinquency Advances/Servicing Advances                                     36,023.06



Total Reductions to Available Funds Amount:                                                               121,107.27



Total Available Funds:                                                                                                7,609,392.37


                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4C



                         Statement to Certificateholders



                          Original              Prior

                          Face                  Principal

Class                     Value                 Balance                 Interest           Principal            Total

----------------------------------------------------------------------------------------------------------------------------


C                         100,000,000.00        36,531,970.56            80,674.77         2,100,804.45         2,181,479.22

C Certificate                          -                    -           389,392.15                    -           389,392.15



Totals                    100,000,000.00        36,531,970.56           470,066.92         2,100,804.45         2,570,871.37



                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current              Next

----------------------------------------------------------------------------------------------------------------------------

C                         -                     -                      34,431,166.11        2.650000%            2.480000%

C Certificate             -                     -                                  -               NA                   NA



Totals                    -                     -                      34,431,166.11



                                           Prior                                                                          Current

                                           Principal                                                                      Principal

Class                     CUSIP            Balance            Interest            Principal            Total              Balance

------------------------------------------------------------------------------------------------------------------------------------

C                         00755WGE0        365.319706         0.806748            21.008044            21.814792          344.311662

C Certificate                                0.000000         0.599065             0.000000             0.599065            0.000000



Delinquent Loan Information:



                                                                                   90+ Days           Loans              Loans

                                       30-59                  60-89                excldg f/c,REO     in                 in

                                       Days                   Days                 & Bkrptcy          Bankruptcy         REO

------------------------------------------------------------------------------------------------------------------------------------

Trust C          Principal Balance     1,021,733.99           219,314.10           155,522.12         2,748,701.09       957,776.16

                 % of Pool Balance         2.25018%             0.54095%             0.38361%             6.77986%         2.36242%

                 Number of Loans                 15                    2                    1                   33               12

                 % of Loans                3.13808%             0.41841%             0.20921%             6.90377%         2.51046%



                                       Loans

                                       in

                                       Foreclosure

---------------------------------------------------

Trust C          Principal Balance     3,024,978.51

                 % of Pool Balance         7.46132%

                 Number of Loans                 33

                 % of Loans                6.90377%



General Mortgage Loan Information:

                                                                                                                       Trust C

                                                                                                                     -------------

Beginning Aggregate Mortgage Loan Balance                                                                            42,212,124.03

Prefunding                                                                                                                     N/A

Principal Reduction                                                                                                   1,670,001.69

Ending Aggregate Mortgage Loan Balance                                                                               40,542,122.34



Beginning Aggregate Mortgage Loan Count                                                                                        494

Ending Aggregate Mortgage Loan Count                                                                                           478



Current Weighted Average Coupon Rate                                                                                     9.964226%

Next Weighted Average Coupon Rate                                                                                        9.960919%



Mortgage Loan Principal Reduction Information:

                                                                                                                       Trust C

                                                                                                                     -------------

Scheduled Principal                                                                                                      64,466.16

Curtailments                                                                                                            (33,704.03)

Prepayments                                                                                                           1,258,090.01

Repurchases                                                                                                                   0.00

Substitutions                                                                                                                 0.00

Liquidation Proceeds                                                                                                    381,149.55

Other Principal                                                                                                               0.00



Less: Realized Losses                                                                                                   150,236.04



Total Principal Reduction                                                                                             1,820,237.73



Servicer Information:

                                                                                                                       Trust C

                                                                                                                     -------------

Accrued Servicing Fee for the Current Period                                                                             17,588.38

Less: Amounts to Cover Interest Shortfalls                                                                                  322.92

Less: Delinquent Service Fees                                                                                             6,824.90

Collected Servicing Fees for Current Period:                                                                             10,440.56



Advanced Principal                                                                                                             N/A

Advanced Interest                                                                                                       132,310.35




                                            Other              Scheduled            Interest        Available       Available Funds

                      Prepayment            Unscheduled        Principal            Carry           Funds Cap       Cap Carry

                      Principal             Principal          Distribution         Forward         Current         Forward

Class                 Distributed           Distributed        Amount               Amount          Amount          Amount

------------------------------------------------------------------------------------------------------------------------------------


Class C               1,258,090.01          347,445.52         1,519,765.65         -               -               -

                                 -                   -                    -         -               -               -



                      Unpaid

                      Realized Loss

                      Amount

-----------------------------------

Class C               -

                      -



                                                           Prior                                                        Current

                            Has a                          Over-              Accelerated            Amounts              Over

                        Trigger Event                    Collateral            Principal          From Reserve         Collateral

                           Occurred                        Amount             Distributed             Fund               Amount

-----------------------------------------------------------------------------------------------------------------------------------

Trust C                      NO                         4,139,966.47          20,421.35               0.00             4,010,151.78



                          Specified               Over-

                            Over-               Collateral

                          Collateral              Deficit

                            Amount                Amount

----------------------------------------------------------

Trust C                  4,010,151.78              0.00



Trust C Insured Payment                                                                                               0.00

Pool Rolling six month delinquency rate                                                                           8.632721

Pool Cumulative Realized Losses                                                                               2,153,930.12

Book Value of REO loans                                                                                       1,188,405.71

Cumulative Number of Mortgage loans repurchased to date                                                                  3

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                      3,585.02

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                 0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                          0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                                 211,374.03



Principal Collected:                                                                      1,288,852.14



Insurance Proceeds Received:                                                                         -



Net Liquidation Proceeds:                                                                   230,913.51



Delinquency Advances on Mortgage Interest:                                                  132,310.35



Delinquency Advances on Mortgage Principal                                                          NA



Repurchase and Substitution Amounts:                                                              0.00



Trust Termination Proceeds:                                                                       0.00



Investment Earnings on Note Account:                                                            308.00



Unreimbursed Delq/Servicing Advances Paid Back to CertificateHolders                                 -



Sum of the Above Amounts:                                                                               1,863,758.03



LESS:



Servicing Fees (including PPIS):                                                             10,763.48



Non-Recoverable Advance                                                                              -



Indenture Trustee Fees:                                                                         246.24



Owner Trustee Fees:                                                                             277.78



Insurance Premiums:                                                                           4,917.65



Reimbursement of Delinquency Advances/Servicing Advances                                      3,585.02



Total Reductions to Available Funds Amount:                                                                19,790.17



Total Available Funds:                                                                                                 1,843,967.86
